EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of CollaGenex Pharmaceuticals, Inc. (the “Company”) for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Colin W. Stewart, Chief Executive Officer of the Company, and Nancy C. Broadbent, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to CollaGenex Pharmaceuticals, Inc. and will be retained by CollaGenex Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Colin W. Stewart
Dated: November 9, 2004	Colin W. Stewart
Chief Executive Officer

/s/ Nancy C. Broadbent
Dated: November 9, 2004	Nancy C. Broadbent
Chief Financial Officer